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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 28, 2004


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware                  1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)            (Zip Code)


                       (817) 963-1234
                (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

           AMR PRESENTING AT TRANSPORTATION CONFERENCE

Gerard Arpey, President and CEO of AMR Corporation, will be presenting at the Goldman, Sachs & Co. 19th Annual Transportation Conference on Thursday, February 5 at approximately 7:30 a.m. EST at the Goldman Sachs Conference Center in New York. Mr. Arpey will discuss AMR's financial results for the fourth quarter and strategic initiatives related to the company's Turnaround Plan. A live Webcast of his remarks will be available via the investor information section of AMR's corporate website at www.amrcorp.com. Additionally, a replay of the speech will remain available for at least 7 days following the event.










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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 28, 2004